LAWRENCE YORK HAS A UNIQUE WAY OF LOOKING AT INTERNET INVESTING.


           Having the vision to start the world's first Internet fund is extraordinary. Having the insight to incorporate risk management into Internet investing is perhaps even better. Lawrence York, founder and manager of the WWW Internet Fund, has both. Using the proprietary Watchguard (tm) software he developed from a Nobel-Prize-winning economic methodology, Lawrence has created a three-dimensional approach to portfolio management that seeks to capture the growth of the Internet without all the risk. Stocks of mature, midlife and adolescent companies are chosen that meet strict criteria for value, volatility and profit potential. It's an approach that has produced a return of 63.56% and a Five Star Morningstar(tm) Rating, as of the year ended 6/30/00.

           You know your clients should have some exposure to Internet stocks. Recommend the WWW Internet Fund, a fund that diversifies to seek lower risk.

           Call 1-888-263-2204 for a prospectus or visit our website at www.internetfund.com.

                           PERFORMANCE THROUGH 6/30/00
                           ---------------------------

1 Year Return                 3 Year                   Avg. Ann.
                              Annualized               Return since
                              Return                   Inception
                                                       8/1/96
-------------                 ------                   ---------

63.56%                        59.02%                   46.87%



                               MORNINGSTAR RATING
                                      *****
                3-YEAR RISK ADJUSTED PERFORMANCE THROUGH 6/30/00



                                       WWW
                                    INTERNET
                                      FUND



           Because the WWW Internet Fund invests in a single market sector, its shares do not represent a complete investment program. Internet stocks are subject to a rate of change in technology, obsolescence and competition, which is generally higher than that of other sectors, and have experienced extreme price and volume fluctuations. As a diversified but single market sector Fund, the value of its shares may fluctuate more than shares invested in a broader portfolio.

           Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures include changes in share price, and reinvested dividends and capital gains distributions. Performance does not include 1% first year redemption fee, if applicable. If reflected this fee would reduce the performance quoted. Returns would have been lower without the waiver of fees and reimbursement of expenses by management. Performance shown occurred during a period of generally favorable market conditions. Due to recent market volatility, current performance may be more or less than the figures shown.

           Morningstar (tm) proprietary ratings on U.S. domiciled funds reflect historical risk- adjusted performance as of 6/30/00. The ratings are subject to change every month and are accumulated from the Fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments and a risk factor that reflects Fund performance below 90- day Treasury bill returns. The top 10% of the funds in a broad asset class received five stars, and the next 22.5% received four stars. The WWW Internet Fund was rated exclusively against U.S. domiciled funds. The Fund was rated among (3,571) domestic equity funds for the 3-year period. Read the prospectus carefully before investing.